Exhibit 3.291

Delaware

The First State

I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF “SOUTH HADLEY LANDFILL, LLC” AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF FORMATION, FILED THE THIRTIETH DAY OF APRIL, A.D. 2003, AT 3:42 O’CLOCK P.M. CERTIFICATE OF MERGER, FILED THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2003, AT 1:31 O’CLOCK P.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF MERGER IS THE THIRTY-FIRST DAY OF DECEMBER, A.D. 2003, AT 11:59 O’CLOCK P.M.

CERTIFICATE OF AMENDMENT, CHANGING ITS NAME FROM “WASTE SYSTEMS INTERNATIONAL OF SOUTH HADLEY LANDFILL, LLC” TO “SOUTH HADLEY LANDFILL, LLC”, FILED THE SIXTEENTH DAY OF MARCH, A.D. 2005, AT 6:28 O’CLOCK P.M.

CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE SIXTEENTH DAY OF FEBRUARY, A.D. 2010, AT 4:02 O’CLOCK P.M. CERTIFICATE OF CHANGE OF REGISTERED AGENT, FILED THE TWENTY-FOURTH DAY OF OCTOBER, A.D. 2012, AT 6:27 O’CLOCK P.M.

3653348 8100H

121188441

Jeffrey W. Bullock, Secretary of State

AUTHENTICATION: 9957660

DATE: 11-01-12

Delaware

The First State

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID LIMITED LIABILITY COMPANY, “SOUTH HADLEY LANDFILL, LLC”.

3653348 8100H

121188441

Jeffrey W. Bullock, Secretary of State

AUTHENTICATION: 9957660

DATE: 11-01-12

CERTIFICATE OF FORMATION

OF

WASTE SYSTEMS INTERNATIONAL OF SOUTH HADLEY LANDFILL, LLC

This Certificate of Formation of Waste Systems International of South Hadley Landfill, LLC (the “LLC’’), dated as of April 28, 2003, is being duly executed and filed by Lori S. Woodward, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C §18-101, et seq.).

FIRST. The name of the limited liability company formed hereby is Waste Systems International of South Hadley Landfill, LLC.

SECOND. The address of the registered office of the LLC in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

THIRD. The name and address of the registered agent for service of process on the LLC in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

IN WITNESS \WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

Lori S. Woodward

Authorized Person

Waste Systems International of South Hadley Landfill, Inc.

4 Mount Royal Avenue, Suite 250

Marlborough, MA 01752

April 29, 2003

The undersigned, a Delaware corporation, hereby consents to the use of the name “Waste Systems International of South Hadley Landfill, LLC” by Waste Systems International of South Hadley Landfill, LLC, a Delaware limited liability company.

Sincerely,

Waste Systems International of South Hadley

Landfill, Inc.

By:

Name: Arthur L. Streeter

Title: Secretary

CERTIFICATE OF MERGER

MERGING

WASTE SYSTEMS INTERNATIONAL OF SOUTH HADLEY LANDFILL, INC.,

a Delaware corporation

INTO

WASTE SYSTEMS INTERNATIONAL OF SOUTH HADLEY LANDFILL, LLC,

a Delaware limited liability company

Pursuant to See. 18-209 of the Delaware Limited Liability Company Act, the undersigned surviving limited liability company submits the following Certificate of Merger for filing and certifies that:

FIRST: That the name and jurisdiction of formation or organization of each of the constituent entities of the merger is as follows:

Name

Waste Systems International South Hadley Landfill, Inc.

Waste Systems International South Hadley Landfill, LLC

State of Incorporation

Delaware

Delaware

SECOND: That an Agreement and Plan of Merger providing for the merger (the “Merger”) of Waste Systems International South Hadley Landfill, Inc., a Delaware corporation, (the “Merging Corporation’’) with and into Waste Systems International South Hadley Landfill, LLC (the “Surviving LLC’’) has been approved, adopted, certified, executed and acknowledged by each of the constituent entities in accordance with the requirements of Section 18-209 of the Limited Liability Company Act of Delaware (“DGCL”).

THIRD: That the name of the Surviving LLC of the Merger is Waste Systems International South Hadley Landfill, LLC.

FOURTH: That this Certificate of Merger shall be effective at 11:59 p.m., eastern standard time, on December 31, 2003.

FIFTH: That the executed Agreement and Plan of Merger is on file at an office of the Surviving LLC, the address of which is 4 Mount Royal Ave. Suite 250, Marlborough, MA 01752.

SIXTH: That a copy of the Agreement and Plan of Merger will be furnished by the Surviving LLC, on request and without cost, to any member or stockholder of any constituent entity.

[Signature Page Follows]

IN WITNESS WHEREOF, said Waste Systems International South Hadley Landfill, LLC has caused this Certificate of Merger to be signed by its member on this 31st day of December, 2003.

WASTE SYSTEMS INTERNATIONAL OF

SOUTH HADLEY LANDFILL, LLC

By: NEWS Northeast Holdings, Inc., its sole member

Arthur L. Streeter, Secretary

CERTIFICATE OF AMENDMENT

OF

Waste Systems International of South Hadley Landfill, LLC

1. The name of the limited liability company is Waste Systems International of South Hadley Landfill, LLC

2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability Company is changed to: South Hadley Landfill, LLC

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Formation this 16th day of March, 2005.

/s/ Arthur L. Streeter
Arthur L. Streeter
Authorized Person

STATE OF DELAWARE

CERTIFICATE OF CHANGE OF AGENT

AMENDMENT OF LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

I. The name of the limited liability company is SOUTH HADLEY LANDFILL, LLC

2. The Registered Office of the limited liability company in the State of Delaware is changed to 2711 Centerville Road, Suite 400 (street), in the City of Wilmington Zip Code 19808. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is Corporation Service Company

By: /s/ Scott E. Friedlander
Authorized Person

Name: Scott E. Friedlander
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STATE OF DELAWARE

CERTIFICATE OF AMENDMENT CHANGING ONLY THE

REGISTERED OFFICE OR REGISTERED AGENT OF A

LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1. The name of the limited liability company is SOUTH HADLEY LANDFILL, LLC

2. The Registered Office of the limited liability company in the State of Delaware is changed to Corporation Trust Center 1209 Orange Street (street), in the City of Wilmington Zip Code 19801. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is THE CORPORATION TRUST COMPANY.

By: /s/ Jaimie Voss
Authorized Person

Name: Jaimie Voss
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IN WITNESS WHEREOF, said Waste Systems International South Hadley Landfill, LLC has caused this Certificate of Merger to be signed by its member on this 31 day of December, 2003.

WASTE SYSTEMS INTERNATIONAL OF
SOUTH HADLEY LANDFILL, LLC

By: NEWS Northeast Holdings, Inc., its sole member

/s/ Arthur L. Streeter
Arthur L. Streeter, Secretary

CERTIFICATE OF AMENDMENT

OF

Waste Systems International of South Hadley Landfill, LLC

1. The name of the limited liability company is Waste Systems International of South Hadley Landfill, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability Company is changed to: South Hadley Landfill, LLC

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of the Certificate of Formation this 16th day of March, 2005.

/s/ Arthur L. Streeter

Arthur L. Streeter
Authorized Person

STATE OF DELAWARE

CERTIFICATE OF CHANGE OF AGENT

AMENDMENT OF LIMITED LIABILITY COMPANY

The limited liability company organized and existing under the Limited Liability Company Act of the State of Delaware, hereby certifies as follows:

1. The name of the limited liability company is SOUTH HADLEY LANDFILL, LLC

2. The Registered Office of the limited liability company in the State of Delaware is changed to 2711 Cneterville Road, Suite 400 (street), in the City of Wilmington, Zip Code 19808. The name of the Registered Agent at such address upon whom process against this limited liability company may be served is Corporation Service Company.

By: /s/ Scott E. Friedlander
Authorized Person

Name: Scott E. Friedlander
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